UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2023

BIOGEN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19311	33-0112644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Binney Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value	BIIB	The Nasdaq Global Select Market

Item 8.01.	Other Events.

On July 28, 2023, Biogen Inc. (the “Company”) and Reata Pharmaceuticals, Inc. (“Reata”) issued a joint press release announcing the entry into by the Company, River Acquisition, Inc. (“Merger Sub”), a Delaware corporation and a wholly-owned subsidiary of the Company, and Reata into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into Reata (the “Merger”), with Reata surviving the Merger as a wholly-owned subsidiary of the Company.

On July 28, 2023, the Company held an investor webcast presentation announcing the Merger.

A copy of the joint press release relating to the Merger is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the investor webcast presentation relating to the Merger is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-looking Statements

This press release contains forward-looking statements, relating to: our strategy and plans; potential of, and expectations for, our commercial business and pipeline programs; capital allocation and investment strategy; clinical development programs, clinical trials, and data readouts and presentations; regulatory discussions, submissions, filings, and approvals; the potential benefits, safety, and efficacy of our and our collaboration partners’ products and investigational therapies; the anticipated benefits and potential of investments; optimization of the cost structure including our “Fit for Growth” program, actions to improve risk profile and productivity of R&D pipeline, collaborations, and business development activities; consummation of the proposed transaction; our future financial and operating results; 2023 financial guidance. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “potential,” “possible,” “prospect,” “will,” “would,” and other words and terms of similar meaning. Drug development and commercialization involve a high degree of risk, and only a small number of research and development programs result in commercialization of a product. Results in early-stage clinical trials may not be indicative of full results or results from later stage or larger scale clinical trials and do not ensure regulatory approval. You should not place undue reliance on these statements.

These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: our dependence on sales from our products; uncertainty of long-term success in developing, licensing, or acquiring other product candidates or additional indications for existing products; failure to compete effectively due to significant product competition in the markets for our products; failure to successfully execute or realize the anticipated benefits of our strategic and growth initiatives; difficulties in obtaining and maintaining adequate coverage, pricing, and reimbursement for our products; our dependence on collaborators and other third parties for the development, regulatory approval, and commercialization of products and other aspects of our business, which are outside of our full control; risks associated with current and potential future healthcare reforms; risks related to commercialization of biosimilars; failure to obtain, protect, and enforce our data, intellectual property, and other proprietary rights and the risks and uncertainties relating to intellectual property claims and challenges; the risk that positive results in a clinical trial may not be replicated in subsequent or confirmatory trials or success in early stage clinical trials may not be predictive of results in later stage or large scale clinical trials or trials in other potential indications; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of our drug candidates; the occurrence of adverse safety events, restrictions on use with our products, or product liability claims; risks relating to technology failures or breaches; problems with our manufacturing processes; risks relating to management and personnel changes, including attracting and retaining personnel; failure to comply with legal and regulatory requirements; the risks of doing business internationally, including currency exchange rate fluctuations; risks relating to investment in our manufacturing capacity; the direct and indirect impacts of the COVID-19 pandemic on our business; risks relating to the distribution and sale by third parties of counterfeit or unfit versions of our products; risks relating to the use of social media for our business; results of operations, and financial condition; fluctuations in our operating results; risks related to investment in properties; the market, interest, and credit risks associated with our investment portfolio; risks relating to share repurchase programs; risks relating to access to capital and credit markets; risks related to indebtedness; change in control provisions in certain of our collaboration agreements; fluctuations in our effective tax rate; environmental risks; the parties’ ability to consummate the proposed transaction within the expected time-frame or at all; the satisfaction or waiver of the conditions to the completion of the proposed transaction, including the receipt of the required approval of Reata’s stockholders with respect to the proposed transaction and the receipt of regulatory clearances required to consummate the proposed transaction, in each case, on the terms expected or on the anticipated schedule; the risk that the parties may be unable to achieve the anticipated benefits of the proposed transaction within the expected time frames or at all; the possibility that competing offers or acquisition proposals for Reata will be made; the occurrence of any event that could give rise to the termination of the proposed transaction, including in circumstances which would require the payment of a termination fee; the effect of the announcement or pendency of the proposed transaction on Reata’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, clients, vendors and others with whom it does business; the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability and may delay the proposed transaction; and any other risks and uncertainties that are described in other reports we have filed with the U.S. Securities and Exchange Commission.

These statements speak only as of the date of this presentation. We do not undertake any obligation to publicly update any forward-looking statements.

In particular, you should consider the risks set forth in Biogen’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, under the caption “Risk Factors”, and subsequent reports on Form 10-Q. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between the Company and Reata. In connection with the proposed transaction, Reata intends to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”) in preliminary and definitive form, and Reata will mail the definitive Proxy Statement to its stockholders and file other documents regarding the proposed transaction with the SEC. HOLDERS OF COMMON STOCK OF REATA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT (IF AND WHEN AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The Proxy Statement and other relevant materials (when they become available) and any other documents filed or furnished by the Reata with the SEC may be obtained free of charge at the SEC’s web site, http://www.sec.gov, through Reata’s Investor Relations page (https://www.reatapharma.com/investors), or by writing to Reata Pharmaceuticals, Inc., Attn: John Hunter, at 5320 Legacy Drive Plano, TX 75024 or at ir@reatapharma.com.

Participants in Solicitation

The Company and its directors and executive officers, and Reata and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of shares of Reata common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2023. Information about the directors and executive officers of Reata is set forth in the proxy statement for Reata’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2023. To the extent holdings of the Company’s or Reata’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information concerning the interests of the Company’s or Reata’s participants in the solicitation will be set forth in the Proxy Statement (if and when available). Investors may obtain additional information regarding the interest of such participants by reading the Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint Press Release, dated July 28, 2023, issued by the Company and Reata.

99.2	Investor Webcast Presentation, dated July 28, 2023, prepared by the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOGEN INC.

Date: July 28, 2023	By:	/s/ Wendell Taylor
Name: Wendell Taylor
Title: Assistant Secretary

Exhibit 99.1

CONFIDENTIAL PLANNING MATERIALS

NOT FOR EXTERNAL DISTRIBUTION

DRAFT SUBJECT TO FURTHER REVIEW

July 28, 2023

Project River: Announcement Press Release

Biogen to Acquire Reata Pharmaceuticals

SKYCLARYS® recently approved in US as the only treatment indicated for patients with Friedreich’s ataxia

Proposed acquisition represents meaningful step forward in Biogen’s strategy for sustainable growth, adding a highly complementary innovative product in an area of high unmet medical need

Expected to be significantly accretive to Biogen’s Non-GAAP diluted EPS beginning in 2025

Biogen to host investor conference call today at 9:00 a.m. ET.

CAMBRIDGE, Mass. & PLANO, Texas – Biogen Inc. (Nasdaq: BIIB) (“Biogen”) and Reata Pharmaceuticals, Inc. (Nasdaq: RETA) (“Reata”) today announced the companies have entered into a definitive agreement under which Biogen has agreed to acquire Reata for $172.50 per share in cash, reflecting an enterprise value of approximately $7.3 billion.

Reata has made significant advancements developing therapeutics that regulate cellular metabolism and inflammation in serious neurologic diseases. Reata’s FDA-approved SKYCLARYS® (omaveloxolone) is the first and only approved treatment for Friedreich’s ataxia (FA) in the United States, with a commercial launch underway, and European regulatory review ongoing. In addition, Reata is developing a portfolio of innovative products for a range of neurological diseases.

“With extensive expertise in rare disease product development and global commercialization, as demonstrated by SPINRAZA and the recent launch of QALSODY, we believe Biogen has the foundation in place to accelerate the delivery of SKYCLARYS to patients around the world,” said Christopher Viehbacher, Biogen’s President and Chief Executive Officer. “This is a unique opportunity for Biogen to bolster our near-term growth trajectory, and SKYCLARYS is an excellent complement to our global portfolio of treatments for neuromuscular and rare disease.”

“Biogen’s expertise and commercial footprint make it the optimal choice to help SKYCLARYS realize its full potential,” said Warren Huff, Chairman and Chief Executive Officer of Reata. “With its clear understanding of the rare disease patient journey and existing commercial infrastructure, we believe Biogen will establish SKYCLARYS as the standard of care in the treatment of this devastating genetic disease.”

Financial Details and Terms of the Transaction

The transaction, which was approved by the boards of directors of both companies, is currently anticipated to close in the fourth quarter of 2023. Biogen expects this acquisition to be accounted for as a business combination. The acquisition of Reata is expected to be slightly dilutive to Biogen’s Non-GAAP diluted Earnings Per Share (EPS) in 2023, roughly neutral in 2024, and significantly accretive beginning in 2025, inclusive of associated transaction costs. Biogen plans to update its Full Year 2023 Financial Guidance in conjunction with its third quarter 2023 earnings release.

CONFIDENTIAL PLANNING MATERIALS

NOT FOR EXTERNAL DISTRIBUTION

DRAFT SUBJECT TO FURTHER REVIEW

July 28, 2023

Project River: Announcement Press Release

Biogen expects to finance the acquisition with cash on hand, supplemented by the issuance of term debt. The transaction is subject to customary closing conditions, including approval by Reata stockholders and the receipt of necessary regulatory approvals. Biogen has entered into voting and support agreements with certain stockholders of Reata representing approximately 36% of the voting power of Reata’s common stock.

Conference Call Details

Biogen will host an investor call on July 28, 2023, at 9:00 a.m. ET. The conference call will be accessible through the Investors section of Biogen’s website, www.biogen.com. Supplemental information in the form of a slide presentation will also be accessible at the same location on the internet and will be subsequently available on the website for at least 90 days.

Advisors

Lazard acted as financial advisor to Biogen in this transaction and Cravath, Swaine & Moore acted as its legal advisor. Goldman Sachs acted as financial advisor to Reata and Vinson & Elkins acted as its legal advisor.

About SKYCLARYS™ (omaveloxolone)

SKYCLARYS™ (omaveloxolone) is an oral, once-daily medication indicated for the treatment of Friedreich’s ataxia in adults and adolescents aged 16 years and older in the U.S. Additionally, the company’s Marketing Authorization Application for omaveloxolone is under review in Europe by the European Medicines Agency (EMA). The European Commission has granted Orphan Drug designation in Europe to omaveloxolone for the treatment of Friedreich’s ataxia.

About Friedreich’s Ataxia

Friedreich’s ataxia is an ultra-rare, genetic, life-shortening, debilitating, and degenerative neuromuscular disorder typically caused by a trinucleotide repeat expansion in the first intron of the frataxin gene, which encodes the mitochondrial protein frataxin. Pathogenic repeat expansions can lead to impaired transcription and reduced frataxin expression, which can result in mitochondrial iron overload and poor cellular iron regulation, increased sensitivity to oxidative stress, and impaired mitochondrial ATP production. Patients with Friedreich’s ataxia typically experience symptoms in childhood, including progressive loss of coordination, muscle weakness, and fatigue that commonly results in motor incapacitation with patients requiring a wheelchair in their 20s. It is estimated that there are approximately 5,000 patients diagnosed with Friedreich’s ataxia in the United States1.

About Reata

Reata is a global biopharmaceutical company committed to developing and commercializing novel therapeutics for patients with serious or life-threatening diseases with few or no approved therapies. Reata focuses on molecular pathways involved in the regulation of cellular metabolism and inflammation. Reata’s first product, SKYCLARYS® (omaveloxolone) has been approved by the FDA for the

CONFIDENTIAL PLANNING MATERIALS

NOT FOR EXTERNAL DISTRIBUTION

DRAFT SUBJECT TO FURTHER REVIEW

July 28, 2023

Project River: Announcement Press Release

treatment of Friedreich’s ataxia and is under review in Europe by the EMA. In addition, Reata is developing cemdomespib for the treatment of patients with diabetic neuropathic pain. Cemdomespib is an investigational drug, and its safety and efficacy have not been established by any regulatory agency. For more information visit https://reatapharma.com and follow us on LinkedIn and Twitter.

About Biogen

Founded in 1978, Biogen is a leading global biotechnology company that has pioneered multiple breakthrough innovations including a broad portfolio of medicines to treat multiple sclerosis, the first approved treatment for spinal muscular atrophy, and two co-developed treatments to address a defining pathology of Alzheimer’s disease. Biogen is advancing a pipeline of potential novel therapies across neurology, neuropsychiatry, specialized immunology and rare diseases and remains acutely focused on its purpose of serving humanity through science while advancing a healthier, more sustainable and equitable world.

We routinely post information that may be important to investors on our website at www.biogen.com. Follow us on social media — Twitter/X, LinkedIn, Facebook, YouTube.

1. Lynch DR, et al., Safety and Efficacy of Omaveloxolone in Friedreich Ataxia (MOXIe Study). Ann Neurol. 2021 Feb;89(2):212-225. doi: 10.1002/ana.25934

Cautionary Note Regarding Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Biogen’s and Reata’s current beliefs, expectations or intentions regarding future events and speak only as of the date they are made. Words such as “may,” “might,” “will,” “could,” “should,” “would,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “forecast,” “outlook,” “continue,” “currently,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, financing of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction. Forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond the control of Biogen or Reata, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to obtain the required votes of Reata’s stockholders; the timing to consummate the proposed transaction; the risk that the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated or conditions that Biogen is not obligated to accept; the diversion of management

CONFIDENTIAL PLANNING MATERIALS

NOT FOR EXTERNAL DISTRIBUTION

DRAFT SUBJECT TO FURTHER REVIEW

July 28, 2023

Project River: Announcement Press Release

time on transaction-related issues; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; potential business uncertainty, including changes to existing business relationships during the pendency of the proposed transaction that could affect financial performance; legal proceedings; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors.

These statements speak only as of the date of this press release. We do not undertake any obligation to publicly update any forward-looking statements.

In particular, you should consider the risks set forth in Biogen’s and Reata’s filings with the U.S. Securities and Exchange Commission, including their respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2022, under the caption “Risk Factors”, and their respective subsequent reports on Form 10-Q. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between Biogen and Reata. In connection with the proposed transaction, Reata intends to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”) in preliminary and definitive form, and Reata will mail the definitive Proxy Statement to its stockholders and file other documents regarding the proposed transaction with the SEC. HOLDERS OF COMMON STOCK OF REATA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT (IF AND WHEN AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The Proxy Statement and other relevant materials (when they become available) and any other documents filed or furnished by the Reata with the SEC may be obtained free of charge at the SEC’s web site, http://www.sec.gov, through Reata’s Investor Relations page (https://www.reatapharma.com/investors), or by writing to Reata Pharmaceuticals, Inc., Attn: John Hunter, at 5320 Legacy Drive Plano, TX 75024 or at ir@reatapharma.com.

Participants in Solicitation

Biogen and its directors and executive officers, and Reata and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of shares of Reata common stock in respect of the proposed transaction. Information about the directors and executive officers of Biogen is set forth in the proxy statement for Biogen’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2023. Information about the directors and executive officers of Reata is set forth in

CONFIDENTIAL PLANNING MATERIALS

NOT FOR EXTERNAL DISTRIBUTION

DRAFT SUBJECT TO FURTHER REVIEW

July 28, 2023

Project River: Announcement Press Release

the proxy statement for Reata’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2023. To the extent holdings of Biogen’s or Reata’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information concerning the interests of Biogen’s or Reata’s participants in the solicitation will be set forth in the Proxy Statement (if and when available). Investors may obtain additional information regarding the interest of such participants by reading the Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Biogen Investor Contact

Chuck Triano

Tel: +1 781-464-2442

Email: IR@biogen.com

Biogen Media Contact

Jack Cox

Tel: +1 781 464 3260

Email: public.affairs@biogen.com

Reata Investor Contact

John Hunter

Email: ir@reatapharma.com

Reata Media Contact

Wendy Segal

Email: media@reatapharma.com

Exhibit 99.2 Proposed Acquisition of Reata Pharmaceuticals, Inc. Investor Webcast July 28, 2023

Forward-looking statements This presentation contains forward-looking statements, relating to: our strategy and plans; potential of, and expectations for, our commercial business and pipeline programs; capital allocation and investment strategy; clinical development programs, clinical trials, and data readouts and presentations; regulatory discussions, submissions, filings, and approvals; the potential benefits, safety, and efficacy of our and our collaboration partners’ products and investigational therapies; the anticipated benefits and potential of investments; optimization of the cost structure including our “Fit for Growth” program, actions to improve risk profile and productivity of R&D pipeline, collaborations, and business development activities; consummation of the proposed transaction; our future financial and operating results; 2023 financial guidance. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “potential,” “possible,” “prospect,” “will,” “would,” and other words and terms of similar meaning. Drug development and commercialization involve a high degree of risk, and only a small number of research and development programs result in commercialization of a product. Results in early-stage clinical trials may not be indicative of full results or results from later stage or larger scale clinical trials and do not ensure regulatory approval. You should not place undue reliance on these statements. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: our dependence on sales from our products; uncertainty of long-term success in developing, licensing, or acquiring other product candidates or additional indications for existing products; failure to compete effectively due to significant product competition in the markets for our products; failure to successfully execute or realize the anticipated benefits of our strategic and growth initiatives; difficulties in obtaining and maintaining adequate coverage, pricing, and reimbursement for our products; our dependence on collaborators and other third parties for the development, regulatory approval, and commercialization of products and other aspects of our business, which are outside of our full control; risks associated with current and potential future healthcare reforms; risks related to commercialization of biosimilars; failure to obtain, protect, and enforce our data, intellectual property, and other proprietary rights and the risks and uncertainties relating to intellectual property claims and challenges; the risk that positive results in a clinical trial may not be replicated in subsequent or confirmatory trials or success in early stage clinical trials may not be predictive of results in later stage or large scale clinical trials or trials in other potential indications; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of our drug candidates; the occurrence of adverse safety events, restrictions on use with our products, or product liability claims; risks relating to technology failures or breaches; problems with our manufacturing processes; risks relating to management and personnel changes, including attracting and retaining personnel; failure to comply with legal and regulatory requirements; the risks of doing business internationally, including currency exchange rate fluctuations; risks relating to investment in our manufacturing capacity; the direct and indirect impacts of the COVID-19 pandemic on our business; risks relating to the distribution and sale by third parties of counterfeit or unfit versions of our products; risks relating to the use of social media for our business; results of operations, and financial condition; fluctuations in our operating results; risks related to investment in properties; the market, interest, and credit risks associated with our investment portfolio; risks relating to share repurchase programs; risks relating to access to capital and credit markets; risks related to indebtedness; change in control provisions in certain of our collaboration agreements; fluctuations in our effective tax rate; environmental risks; the parties’ ability to consummate the proposed transaction within the expected time-frame or at all; the satisfaction or waiver of the conditions to the completion of the proposed transaction, including the receipt of the required approval of Reata’s stockholders with respect to the proposed transaction and the receipt of regulatory clearances required to consummate the proposed transaction, in each case, on the terms expected or on the anticipated schedule; the risk that the parties may be unable to achieve the anticipated benefits of the proposed transaction within the expected time frames or at all; the possibility that competing offers or acquisition proposals for Reata will be made; the occurrence of any event that could give rise to the termination of the proposed transaction, including in circumstances which would require the payment of a termination fee; the effect of the announcement or pendency of the proposed transaction on Reata’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, clients, vendors and others with whom it does business; the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability and may delay the proposed transaction; and any other risks and uncertainties that are described in other reports we have filed with the U.S. Securities and Exchange Commission. These statements speak only as of the date of this presentation. We do not undertake any obligation to publicly update any forward-looking statements. In particular, you should consider the risks set forth in Biogen’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, under the caption “Risk Factors”, and subsequent reports on Form 10-Q. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. 2

Agenda Chuck Triano Introduction Head of Investor Relations Christopher A. Viehbacher Strategic Overview President and Chief Executive Officer Michael McDonnell Financial Highlights Chief Financial Officer Adam Keeney Available for Q&A Head of Corporate Development 3

Reata acquisition expected to meaningfully advance Biogen's return to growth objective

De-risked Asset with Differentiated Value Proposition

- Acquisition expected to help drive revenue growth and Non-GAAP EPS growth
- Lead program SKYCLARYS® (omaveloxone) is a **first-in-class Nrf2 activator** recently approved by FDA (Feb'23) as the **only treatment indicated for patients with Friedreich's Ataxia**, a rare genetic neuromuscular disorder
- **US launch underway** as of June 2023 with MAA under review in EU*
- **High potential, unpartnered opportunity** with exclusivity expected through late-2030s#
- Oral product with attractive economics

Complementary Portfolio Fit & High Synergies

- **Believe Biogen is the natural owner of SKYCLARYS** given strong strategic fit with neuromuscular and rare disease expertise and global commercial footprint
- Significant anticipated overlap with existing prescriber base, resulting in **significant potential synergies with SPINRAZA® and QALSODY™**

Low Integration Risk

- Expect **straightforward integration** as a US-based, primarily single-asset company with limited EU operations

Biogen

Note: : SPINRAZA (nusinersen) and QALSODY (tofersen) are licensed from Ionis Pharmaceuticals, Inc
*MAA submitted in Q4 2022; # Composition of matter patent protection for SKYCLARYS expected through 2037 in the US and 2038 in Europe assuming patent term extensions; EPS = earnings per share; EU = European union; GAAP = generally accepted accounting principles; MAA = marketing authorization application

4

Friedreich's ataxia is a devasting, rare, genetic, neuromuscular disease affecting the nervous system and heart



Problems with speech and swallowing

Spasticity (muscle spasms)

Skeletal Abnormalities

Trouble walking and frequent tripping

Hearing and vision problems

Heart Issues

- Rare, genetic disorder with slow progression in which neurodegeneration leads to multi-system impact and functional declines
- Caused by a variant within the frataxin gene (*FXN*) called a GAA triplet-repeat expansion; 96% of cases are caused by this variant[1]
- Most people begin to have symptoms around or before puberty (10 to 15 years of age)
- Diagnosis can be confirmed by a genetic test
- Average life expectancy is 37 years[2]
- More common in people of European descent, affecting ~5,000 in the US and ~22,000 globally[3]
- Potential opportunities for geographic expansion in Latin America, Middle East and Australia / New Zealand

Biogen

1. Delatycki and Bidichandani, 2019 2. Harding,1981 3. Lynch et al., 2022

5

SKYCLARYS is the first and only approved treatment in Friedreich's ataxia with potential to become the standard of care

SKYCLARYS®
(omaveloxolone) 50 mg capsules


SKYCLARYS
(omaveloxolone) cap
50 mg

- SKYCLARYS is the **first therapy approved in FA** in the US, offering a clinically meaningful advancement in treating a debilitating disease
- **Clear and clinically meaningful benefit in slowing disease progression** and improving functional abilities and overall quality of life in patients with FA
- **Well characterized safety and tolerability**
- **Convenience** of a daily oral regimen (150mg, 3 x 50mg capsules once a day)
- **Broad indication statement (US) in patients older than 16 years old**

Biogen

See SKYCLARYS USPI for full prescriber information
FA = Friedreich's Ataxia

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Financial overview • Biogen has agreed to acquire all outstanding shares of Reata for $172.50 per share, representing an enterprise value of ~$7.3 billion Transaction • No financing conditions. Expect to finance the acquisition with cash on hand, Details supplemented by the issuance of term debt • Anticipate closing in 4Q23, subject to customary closing conditions, including approval by Reata stockholders and the receipt of necessary regulatory approvals • Expected to be accounted for as a business combination • Significant synergies expected, including utilization of SPINRAZA / QALSODY commercial Financial infrastructure Impact • Expected to be slightly dilutive to Non-GAAP diluted EPS in 2023, roughly neutral in 2024, and significantly accretive beginning in 2025, inclusive of associated transaction costs 7 7 EPS = earnings per share; GAAP = generally accepted accounting principles

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